                                                                   EXHIBIT 99.10

                              COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]          SERIES 2005-NC1
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[XXX,XXX,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NC1


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                        NEW CENTURY MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                                [MASTER SERVICER]

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                     TRUSTEE



                               JANUARY [25], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                              COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]          SERIES 2005-NC1
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL INFO                                   KEY

DEAL NAME                  MLMI 2005-NC1    - Cells in red font are calculations
BLOOMBERG TICKER:          MLMI 2005-NC1      and should be left alone.
ASSET CLASS:               Subprime         - Significant Loans qualifiers are
ISSUER:                    MLMI               list below each bucket
TRUSTEE:                   Wells
LEAD MANAGER(S)            ML               (i) Fill in top 15 states only,
                                                combine the remaining in the
MONTH:                                          "Other" Bucket.
To Roll                    20
  Remaining Term           348              (ii) Extend Fixed / Floating bucket
  Remaining IO Term        31                    to include all loan types also
                                                 separate 2/28 from Interest
                                                 Only (IO) 2/28 and so on. If
                                                 the concentration of IO's is
                                                 greater than 20% please fill
                                                 out the IO template.



                                   FICO BUCKET

                                Deal Size                         WA Loan
FICO          # Loans               Balance             %         Balance
NA                                                  0.00%
=<500               2              169,464          0.06%          84,732
>500 =<520         63            7,676,856          2.82%         121,855
>520 =<540         83           15,118,925          5.56%         182,156
>540 =<560         94           17,606,203          6.47%         187,300
>560 =<580         70           11,925,515          4.39%         170,365
>580 =<600        102           25,172,596          9.26%         246,790
>600 =<620        104           29,121,812         10.71%         280,017
>620 =<640        107           27,896,330         10.26%         260,713
>640 =<660        133           38,991,921         14.34%         293,172
>660 =<680        109           30,156,767         11.09%         276,668
>680 =<700         73           23,660,031          8.70%         324,110
>700 =<750         92           30,771,824         11.32%         334,476
>750               37           13,679,399          5.03%         369,713
TOTAL           1,069          271,947,644        100.00%         254,394

                                               Weighted Average Collateral Characteristics
FICO             WAC     FICO     %LTV     % DTI   Non-Primary  Non SF/PUD  Refi Cachout  MI Covered  NINA/No Doc  Interest only
NA
=<500           7.80%    500     71.32%    26.38%        0.00%       0.00%        49.42%       0.00%        0.00%          0.00%
>500 =<520      8.63%    511     73.01%    39.37%        1.56%       3.65%        92.81%       0.00%        0.00%          0.00%
>520 =<540      7.93%    531     74.00%    41.50%        1.42%       4.48%        84.15%       0.00%        0.00%          0.00%
>540 =<560      7.61%    551     76.35%    41.39%        1.24%       4.01%        84.24%       0.00%        0.00%          0.00%
>560 =<580      7.46%    570     78.30%    40.49%        3.16%       7.28%        84.03%       0.00%        0.00%          0.00%
>580 =<600      6.92%    590     79.04%    41.94%        3.66%       5.42%        75.13%       0.00%        0.00%         29.64%
>600 =<620      6.79%    611     80.70%    41.74%        1.26%       7.39%        63.78%       0.00%        0.00%         45.15%
>620 =<640      6.68%    631     81.01%    41.40%        3.58%       8.18%        48.64%       0.00%        0.00%         50.27%
>640 =<660      6.80%    650     80.69%    41.60%        2.17%      11.22%        42.33%       0.00%        0.00%         66.59%
>660 =<680      6.74%    670     82.61%    42.71%        0.37%       8.74%        46.92%       0.00%        0.00%         65.42%
>680 =<700      6.47%    690     81.38%    40.52%        1.68%      20.68%        38.94%       0.00%        0.00%         82.71%
>700 =<750      6.35%    717     82.15%    42.19%        5.73%      11.33%        22.39%       0.00%        0.00%         76.18%
>750            6.05%    771     81.71%    42.82%       13.02%      13.34%        30.67%       0.00%        0.00%         69.95%
TOTAL           6.87%    637     80.08%    41.64%        2.98%       9.39%        53.98%       0.00%        0.00%         48.87%

      FICO  MEAN:        612     MEDIAN:      600  STANDARD DEVIATION:     62.35

                                   LTV BUCKET

LTV                            Deal Size                          WA Loan
              # Loans              Balance              %         Balance
=<50               23            3,498,942          1.29%         152,128
>50 =<55            5              639,239          0.24%         127,848
>55 =<60           13            2,657,816          0.98%         204,447
>60 =<65           51           10,853,598          3.99%         212,816
>65 =<70           75           15,603,401          5.74%         208,045
>70 =<75          109           28,145,462         10.35%         258,215
>75 =<80          421          114,012,061         41.92%         270,813
>80 =<85          156           47,074,902         17.31%         301,762
>85 =<90          129           34,482,452         12.68%         267,306
>90 =<95           36            9,480,919          3.49%         263,359
>95 <100            2              201,661          0.07%         100,830
=>100              49            5,297,190          1.95%         108,106
TOTAL           1,069          271,947,644        100.00%         254,394

                                               Weighted Average Collateral Characteristics
LTV              WAC     FICO     %LTV     % DTI   Non-Primary  Non SF/PUD  Refi Cachout  MI Covered  NINA/No Doc  Interest only
NA
=<50            6.84%     605    44.77%    40.35%        1.43%      13.14%        97.22%       0.00%        0.00%         33.21%
>50 =<55        7.91%     543    53.79%    32.92%        0.00%      11.33%        89.70%       0.00%        0.00%          0.00%
>55 =<60        7.14%     597    57.24%    41.53%        5.77%       0.00%        97.56%       0.00%        0.00%         29.23%
>60 =<65        7.20%     602    63.54%    39.36%        3.97%      16.14%        89.34%       0.00%        0.00%         18.13%
>65 =<70        7.08%     597    69.02%    40.39%       15.02%      14.27%        91.03%       0.00%        0.00%         13.09%
>70 =<75        6.90%     598    73.82%    41.34%        2.28%      11.05%        87.06%       0.00%        0.00%         30.60%
>75 =<80        6.62%     649    79.64%    41.96%        1.38%       7.86%        31.20%       0.00%        0.00%         62.98%
>80 =<85        6.67%     645    84.50%    41.69%        4.58%      10.19%        64.18%       0.00%        0.00%         46.87%
>85 =<90        7.03%     646    89.47%    41.66%        2.21%       5.94%        62.74%       0.00%        0.00%         54.05%
>90 =<95        7.46%     658    94.68%    42.79%        0.00%      10.73%        41.24%       0.00%        0.00%         61.50%
>95 <100       11.84%     630    99.49%    35.48%        0.00%       0.00%         0.00%       0.00%        0.00%          0.00%
=>100          10.06%     669   100.00%    44.49%        0.00%      20.71%         9.20%       0.00%        0.00%          0.00%
TOTAL           6.87%     637    80.08%    41.64%        2.98%       9.39%        53.98%       0.00%        0.00%         48.87%

      LTV  MEAN:       78.44     MEDIAN:       80  STANDARD DEVIATION:     12.66

                                   DTI BUCKET

                                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    DEAL SIZE                     ---------------------------------------------------------------------------------
          -----------------------------  WA LOAN                                NON -    NON     REFI       MI    NINA/NO  INTEREST
DTI       # LOANS      BALANCE        %  BALANCE   WAC   FICO   %LTV    % DTI  PRIMARY  SF/PUD  CACHOUT  COVERED    DOC      ONLY
--------  -------  -----------  -------  -------  -----  ----  ------  ------  -------  ------  -------  -------  -------  ---------
=<20           27    2,964,991    1.09%  109,814  7.69%   592  74.45%  15.81%    2.13%   1.71%   91.29%   0.00%    0.00%    34.23%
>20 =<25       54    9,226,260    3.39%  170,857  7.21%   626  77.93%  22.64%    5.06%   7.71%   72.19%   0.00%    0.00%    30.10%
>25 =<30       59   10,398,617    3.82%  176,248  6.82%   630  78.78%  27.95%    1.81%   8.39%   77.61%   0.00%    0.00%    48.66%
>30 =<35      126   27,142,291    9.98%  215,415  6.93%   623  77.69%  32.49%    3.84%   4.90%   60.71%   0.00%    0.00%    45.70%
>35 =<40      167   44,649,809   16.42%  267,364  6.79%   643  80.66%  37.87%    3.64%  11.99%   53.40%   0.00%    0.00%    53.24%
>40 =<45      243   66,829,656   24.57%  275,019  6.93%   644  81.01%  42.67%    3.53%  11.28%   47.51%   0.00%    0.00%    54.69%
>45 =<50      356  101,593,485   37.36%  285,375  6.80%   642  80.88%  47.93%    1.78%   8.84%   48.74%   0.00%    0.00%    50.13%
>50 =<55       35    8,984,656    3.30%  256,704  6.88%   592  74.13%  53.03%    5.68%   7.95%   84.61%   0.00%    0.00%     4.40%
>55 =<60        2      157,880    0.06%   78,940  8.95%   548  78.41%  55.04%   31.74%   0.00%  100.00%   0.00%    0.00%     0.00%
>60                               0.00%
TOTAL       1,069  271,947,644  100.00%  254,394  6.87%   637  80.08%  41.64%    2.98%   9.39%   53.98%   0.00%    0.00%    48.87%


   DTI   MEAN:      40.87   MEDIAN:      41.83   STANDARD DEVIATION:       8.97
              -----------          -----------                      -----------

                                 PURPOSE BUCKET

                                                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         DEAL SIZE                   -------------------------------------------------------------------------------
               ---------------------------                                                                           NINA/
                 #                          WA LOAN                                NON -    NON     REFI       MI     NO    INTEREST
PURPOSE        LOANS      BALANCE        %  BALANCE   WAC   FICO   %LTV    % DTI  PRIMARY  SF/PUD  CACHOUT  COVERED  DOC      ONLY
--------       -----  -----------  -------  -------  -----  ----  ------  ------  -------  ------  -------  -------  -----  --------
PURCHASE         413  116,251,048   42.75%  281,480  6.76%   667  82.67%  42.51%   2.72%   12.01%    0.00%   0.00%   0.00%   68.44%
REFI (CASH
  OUT)           606  146,787,868   53.98%  242,224  6.96%   614  78.01%  40.89%   3.37%    7.80%  100.00%   0.00%   0.00%   33.03%
REFI (NO
  CASH)           --           --    0.00%
REFI (RATE
  TERM)           50    8,908,728    3.28%  178,175  6.84%   635  80.44%  42.77%   0.00%    1.50%    0.00%   0.00%   0.00%   54.62%
CONSOLIDATION                        0.00%
OTHER                                0.00%
TOTAL          1,069  271,947,644  100.00%  254,394  6.87%   637  80.08%  41.64%   2.98%    9.39%   53.98%   0.00%   0.00%   48.87%


                                OCCUPANCY BUCKET

                                                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         DEAL SIZE                   -------------------------------------------------------------------------------
               ---------------------------                                                                           NINA/
                 #                          WA LOAN                                NON -    NON     REFI       MI     NO    INTEREST
OCC TYPE       LOANS      BALANCE        %  BALANCE   WAC   FICO   %LTV    % DTI  PRIMARY  SF/PUD  CACHOUT  COVERED  DOC      ONLY
--------       -----  -----------  -------  -------  -----  ----  ------  ------  -------  ------  -------  -------  -----  --------
PRIMARY (OOC)  1,021  263,831,282   97.02%  258,405  6.86%   636  80.18%  41.69%    0.00%   9.18%   53.76%   0.00%   0.00%   50.19%
INVESTMENT        43    6,166,990    2.27%  143,418  7.55%   648  76.52%  40.64%  100.00%  21.38%   68.84%   0.00%   0.00%    0.00%
2ND /
  VACATION         5    1,949,371    0.72%  389,874  6.37%   739  78.21%  38.83%  100.00%   0.00%   36.32%   0.00%   0.00%   24.42%
RENTAL                               0.00%
OTHER                                0.00%
TOTAL          1,069  271,947,644  100.00%  254,394  6.87%   637  80.08%  41.64%    2.98%   9.39%   53.98%   0.00%   0.00%   48.87%


                              DOCUMENTATION BUCKET

                                                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                         DEAL SIZE                   -------------------------------------------------------------------------------
               ---------------------------                                                                           NINA/
                 #                          WA LOAN                                NON -    NON     REFI       MI     NO    INTEREST
DOC TYPE       LOANS      BALANCE        %  BALANCE   WAC   FICO   %LTV    % DTI  PRIMARY  SF/PUD  CACHOUT  COVERED  DOC      ONLY
--------       -----  -----------  -------  -------  -----  ----  ------  ------  -------  ------  -------  -------  -----  --------
FULL (2YR)       311   67,994,008   25.00%  218,630  6.69%   620  80.12%  41.55%   2.17%    6.35%   50.58%   0.00%   0.00%   49.10%
ALTERNATIVE
  (FULL 1YR)     248   56,479,922   20.77%  227,742  6.63%   616  78.61%  41.65%   2.83%    5.67%   75.31%   0.00%   0.00%   36.64%
LIMITED           43   14,717,213    5.41%  342,261  6.62%   633  80.63%  41.48%   2.61%    3.63%   68.86%   0.00%   0.00%   34.47%
STATED           467  132,756,501   48.82%  284,275  7.09%   655  80.63%  41.70%   3.51%   13.18%   44.99%   0.00%   0.00%   55.56%
NO RATIO                             0.00%
NINA                                 0.00%
NO DOC                               0.00%
OTHER                                0.00%
TOTAL          1,069  271,947,644  100.00%  254,394  6.87%   637  80.08%  41.64%   2.98%    9.39%   53.98%   0.00%   0.00%   48.87%

                                 PROPERTY BUCKET

                                 DEAL SIZE
                      -------------------------------  WA LOAN
PROPERTY TYPE           # LOANS      BALANCE        %  BALANCE
--------------------  ---------  -----------  -------  -------
Single Family               846  208,917,935   76.82%  246,948
PUD                         121   37,484,367   13.78%  309,788
2-4 UNIT                     38   10,469,511    3.85%  275,513
TOWNHOUSE                     -            -    0.00%
CONDO                        64   15,075,832    5.54%  235,560
MH                                              0.00%
OTHER                                           0.00%
                      ---------  -----------  ------   -------
TOTAL                     1,069  271,947,644  100.00%  254,394
                      ---------  -----------  ------   -------

                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      --------------------------------------------------------------------------------------------------------------
PROPERTY TYPE            WAC  FICO    %LTV    % DTI  NON - PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
--------------------  ------  ----  -------  ------  -------------  ----------  ------------  ----------  -----------  -------------
Single Family          6.85%   635   80.10%  41.62%          2.74%       0.00%        56.15%       0.00%        0.00%         47.14%
PUD                    6.84%   631   80.42%  41.60%          2.87%       0.00%        48.09%       0.00%        0.00%         50.18%
2-4 UNIT               6.97%   678   79.53%  43.44%          2.89%     100.00%        42.86%       0.00%        0.00%         63.29%
TOWNHOUSE
CONDO                  7.09%   648   79.29%  40.88%          6.74%     100.00%        46.15%       0.00%        0.00%         59.59%
MH
OTHER
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------
TOTAL                  6.87%   637   80.08%  41.64%          2.98%       9.39%        53.98%       0.00%        0.00%         48.87%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------

                                PRINCIPAL BUCKET

                                 DEAL SIZE
                      -------------------------------  WA LOAN
UPB                     # LOANS      BALANCE        %  BALANCE
--------------------  ---------  -----------  -------  -------
=<50                         26    1,244,113    0.46%   47,851
>50 =<75                    174   10,663,292    3.92%   61,283
>75 =<100                   132   11,566,099    4.25%   87,622
>100 =<125                   72    8,063,629    2.97%  111,995
>125 =<150                   34    4,728,486    1.74%  139,073
>150 =<200                   48    8,499,674    3.13%  177,077
>200 =<250                   53   11,837,936    4.35%  223,357
>250 =<300                   60   16,602,061    6.10%  276,701
>300 =<350                   52   16,811,320    6.18%  323,295
>350 =<400                  182   68,756,914   25.28%  377,785
>400 =<450                   96   40,648,432   14.95%  423,421
>450 =<500                   82   38,993,193   14.34%  475,527
>500 =<600                   44   24,275,539    8.93%  551,717
>600 =<700                   11    7,013,031    2.58%  637,548
=>700                         3    2,243,924    0.83%  747,975
                      ---------  -----------  ------   -------
TOTAL                     1,069  271,947,644  100.00%  254,394
                      ---------  -----------  ------   -------
* In $1,000
                      MIN         18,109 MAX           749,982
                                 -----------           -------

                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      --------------------------------------------------------------------------------------------------------------
UPB                      WAC  FICO     %LTV   % DTI  NON - PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
--------------------  ------  ----  -------  ------  -------------  ----------  ------------  ----------  -----------  -------------
=<50                   8.42%   579   67.20%  33.97%         15.95%      12.00%        83.96%       0.00%        0.00%          0.00%
>50 =<75               8.64%   567   77.34%  37.00%         11.83%       5.77%        71.35%       0.00%        0.00%          2.66%
>75 =<100              8.49%   605   83.26%  38.37%          4.31%      10.24%        50.59%       0.00%        0.00%          8.92%
>100 =<125             7.63%   603   79.57%  38.78%          4.03%      11.61%        69.45%       0.00%        0.00%         30.97%
>125 =<150             7.38%   614   78.82%  39.83%          0.00%      17.34%        44.81%       0.00%        0.00%         64.38%
>150 =<200             6.78%   646   80.33%  40.18%          0.00%       8.30%        48.31%       0.00%        0.00%         72.77%
>200 =<250             6.82%   660   79.24%  40.49%          0.00%      22.57%        41.68%       0.00%        0.00%         90.67%
>250 =<300             6.63%   658   80.80%  41.35%          3.20%      10.52%        57.68%       0.00%        0.00%         88.25%
>300 =<350             6.64%   659   80.68%  42.61%          1.81%      20.53%        36.00%       0.00%        0.00%         92.29%
>350 =<400             6.91%   634   80.11%  42.81%          2.20%       4.41%        52.40%       0.00%        0.00%         48.44%
>400 =<450             6.61%   632   80.86%  42.45%          1.00%       3.11%        57.56%       0.00%        0.00%         31.06%
>450 =<500             6.49%   643   79.80%  42.12%          4.97%      13.41%        53.56%       0.00%        0.00%         40.41%
>500 =<600             6.35%   658   80.39%  43.02%          4.71%       6.85%        56.25%       0.00%        0.00%         52.29%
>600 =<700             6.44%   667   76.96%  40.14%          0.00%      18.94%        63.29%       0.00%        0.00%         54.59%
=>700                  6.51%   645   78.05%  36.72%          0.00%      33.31%        66.69%       0.00%        0.00%         33.42%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------
TOTAL                  6.87%   637   80.08%  41.64%          2.98%       9.39%        53.98%       0.00%        0.00%         48.87%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------
* In $1,000



                         STATE CONCENTRATION BUCKET (I)

                                 DEAL SIZE
                      -------------------------------  WA LOAN
STATE*                  # LOANS      BALANCE        %  BALANCE
--------------------  ---------  -----------  -------  -------
CALIFORNIA                  479  171,643,665   63.12%  358,338
FLORIDA                      69   10,768,998    3.96%  156,072
NEW YORK                     28   10,344,345    3.80%  369,441
MARYLAND                     21    6,171,485    2.27%  293,880
NEW JERSEY                   15    5,444,913    2.00%  362,994
NEVADA                       18    5,174,437    1.90%  287,469
MICHIGAN                     53    5,112,491    1.88%   96,462
VIRGINIA                     19    5,090,994    1.87%  267,947
TEXAS                        40    4,977,451    1.83%  124,436
ARIZONA                      32    4,782,952    1.76%  149,467
MASSACHUSETTS                15    4,628,915    1.70%  308,594
WASHINGTON                   20    4,033,512    1.48%  201,676
COLORADO                     17    3,681,544    1.35%  216,561
PENNSYLVANIA                 39    3,654,131    1.34%   93,696
ILLINOIS                     11    2,844,802    1.05%  258,618
OTHER                       193   23,593,008    8.68%  122,244
                      ---------  -----------  ------   -------
TOTAL                     1,069  271,947,644  100.00%  254,394
                      ---------  -----------  ------   -------

                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      --------------------------------------------------------------------------------------------------------------
STATE*                   WAC  FICO     %LTV   % DTI  NON - PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
--------------------  ------  ----  -------  ------  -------------  ----------  ------------  ----------  -----------  -------------
CALIFORNIA             6.57%   648   80.05%  42.62%          1.67%       9.96%        53.77%       0.00%        0.00%         56.48%
FLORIDA                7.27%   602   77.63%  38.92%          1.00%      16.37%        63.57%       0.00%        0.00%         19.77%
NEW YORK               7.21%   633   82.27%  42.20%          0.00%      16.79%        44.26%       0.00%        0.00%         30.66%
MARYLAND               7.37%   591   75.94%  41.64%          1.65%       9.68%        68.47%       0.00%        0.00%         25.82%
NEW JERSEY             7.47%   624   78.76%  43.78%          0.00%       1.48%        49.09%       0.00%        0.00%         19.71%
NEVADA                 6.89%   643   81.77%  37.93%         21.29%       0.00%        47.86%       0.00%        0.00%         46.90%
MICHIGAN               7.79%   613   80.19%  40.19%         10.83%       4.43%        77.51%       0.00%        0.00%         33.68%
VIRGINIA               7.32%   631   81.83%  41.56%          1.94%       6.89%        56.65%       0.00%        0.00%         41.75%
TEXAS                  8.13%   596   82.28%  41.70%          5.62%       0.00%         5.62%       0.00%        0.00%         12.05%
ARIZONA                7.25%   621   81.28%  40.31%          0.00%       0.00%        65.79%       0.00%        0.00%         42.98%
MASSACHUSETTS          7.25%   633   82.15%  41.69%          1.72%      12.54%        42.23%       0.00%        0.00%         49.74%
WASHINGTON             6.65%   638   78.86%  40.84%          1.24%       3.19%        19.94%       0.00%        0.00%         81.72%
COLORADO               6.73%   645   81.85%  43.53%          1.74%       3.78%        31.82%       0.00%        0.00%         84.73%
PENNSYLVANIA           8.00%   590   76.11%  37.31%          5.09%       9.71%        68.07%       0.00%        0.00%         19.71%
ILLINOIS               7.80%   675   87.00%  35.74%         18.56%      28.31%        26.06%       0.00%        0.00%         50.75%
OTHER                  7.52%   609   79.71%  37.69%          8.86%       7.12%        68.91%       0.00%        0.00%         34.68%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------
TOTAL                  6.87%   637   80.08%  41.64%          2.98%       9.39%        53.98%       0.00%        0.00%         48.87%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------

*Separate California into North and South if possible.

                                 DEAL SIZE
CALIFORNIA            -------------------------------  WA LOAN
BREAKDOWN               # LOANS      BALANCE        %  BALANCE
--------------------  ---------  -----------  -------  -------
CA NORTH                    204   72,917,132   42.48%  357,437
CA SOUTH                    275   98,726,533   57.52%  359,006
                      ---------  -----------  ------   -------
                            479  171,643,665  100.00%  358,338
                      ---------  -----------  ------   -------

                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
CALIFORNIA            --------------------------------------------------------------------------------------------------------------
BREAKDOWN                WAC  FICO     %LTV   % DTI  NON - PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
--------------------  ------  ----  -------  ------  -------------  ----------  ------------  ----------  -----------  -------------
CA NORTH               6.42%   660   81.17%  42.60%          2.10%       5.60%        48.82%       0.00%        0.00%         67.16%
CA SOUTH               6.68%   640   79.21%  42.63%          1.36%      13.18%        57.43%       0.00%        0.00%         48.59%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------
                       6.57%   648   80.05%  42.62%          1.67%       9.96%        53.77%       0.00%        0.00%         56.48%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------

                              FIXED / FLOATING (II)

                                 DEAL SIZE
                      -------------------------------  WA LOAN
TYPE                    # LOANS      BALANCE        %  BALANCE
--------------------  ---------  -----------  -------  -------
FIXED                       160   25,690,277    9.45%  160,564
BALLOON                       -            -    0.00%
2/28                        475  110,876,253   40.77%  233,424
3/27                          9    2,476,933    0.91%  275,215
5/25                          -            -    0.00%
2/28 IO                     352  108,316,386   39.83%  307,717
3/27 IO                      28    7,733,956    2.84%  276,213
5/25 IO                       -            -    0.00%
OTHER                        45   16,853,839    6.20%  374,530
                      ---------  -----------  ------   -------
TOTAL                     1,069  271,947,644  100.00%  254,394
                      ---------  -----------  ------   -------

                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      --------------------------------------------------------------------------------------------------------------
TYPE                     WAC  FICO     %LTV   % DTI  NON - PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
--------------------  ------  ----  -------  ------  -------------  ----------  ------------  ----------  -----------  -------------
FIXED                  7.56%   655   82.37%  40.14%          6.90%       8.64%        63.46%       0.00%        0.00%          0.00%
BALLOON
2/28                   7.20%   592   78.15%  41.91%          4.46%       6.96%        72.14%       0.00%        0.00%          0.00%
3/27                   6.37%   689   75.23%  42.34%         37.11%       0.00%        81.50%       0.00%        0.00%          0.00%
5/25
2/28 IO                6.64%   663   80.99%  41.76%          0.00%      12.72%        38.41%       0.00%        0.00%        100.00%
3/27 IO                6.71%   650   82.95%  41.63%          0.00%       8.23%        36.48%       0.00%        0.00%        100.00%
5/25 IO
OTHER                  5.27%   733   82.86%  41.38%          2.82%       7.11%        24.09%       0.00%        0.00%        100.00%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------
TOTAL                  6.87%   637   80.08%  41.64%          2.98%       9.39%        53.98%       0.00%        0.00%         48.87%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------

List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.

                                   LIEN BUCKET

                                 DEAL SIZE
                      -------------------------------  WA LOAN
TYPE                    # LOANS      BALANCE        %  BALANCE
--------------------  ---------  -----------  -------  -------
FIRST                     1,022  268,013,474   98.55%  262,244
SECOND                       47    3,934,170    1.45%   83,706
THIRD                                           0.00%
OTHER                                           0.00%
                      ---------  -----------  ------   -------
TOTAL                     1,069  271,947,644  100.00%  254,394
                      ---------  -----------  ------   -------

                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      --------------------------------------------------------------------------------------------------------------
TYPE                     WAC  FICO     %LTV   % DTI  NON - PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
--------------------  ------  ----  -------  ------  -------------  ----------  ------------  ----------  -----------  -------------
FIRST                  6.81%   637   79.79%  41.63%          3.03%       9.26%        54.74%       0.00%        0.00%         49.59%
SECOND                10.74%   662   99.97%  42.72%          0.00%      18.45%         1.95%       0.00%        0.00%          0.00%
THIRD
OTHER
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------
TOTAL                  6.87%   637   80.08%  41.64%          2.98%       9.39%        53.98%       0.00%        0.00%         48.87%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------


                                PREPAYMENT BUCKET

                                 DEAL SIZE
                      -------------------------------  WA LOAN
TYPE                    # LOANS      BALANCE        %  BALANCE
--------------------  ---------  -----------  -------  -------
NONE                        162   50,078,893   18.41%  309,129
6 MONTHS                      -            -    0.00%
1 YEAR                       22    7,498,891    2.76%  340,859
2 YEAR                      750  187,969,205   69.12%  250,626
3 YEAR                      135   26,400,654    9.71%  195,560
5 YEAR                                          0.00%
OTHER                                           0.00%
                      ---------  -----------  ------   -------
TOTAL                     1,069  271,947,644  100.00%  254,394
                      ---------  -----------  ------   -------

                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      --------------------------------------------------------------------------------------------------------------
TYPE                     WAC  FICO     %LTV   % DTI  NON - PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
--------------------  ------  ----  -------  ------  -------------  ----------  ------------  ----------  -----------  -------------
NONE                   6.89%   668   81.59%  42.38%          4.13%       9.28%        39.42%       0.00%        0.00%         60.66%
6 MONTHS
1 YEAR                 7.08%   642   80.54%  37.48%          0.00%       0.00%        43.85%       0.00%        0.00%         43.47%
2 YEAR                 6.85%   626   79.66%  41.75%          2.06%       9.94%        55.65%       0.00%        0.00%         50.15%
3 YEAR                 6.92%   655   80.08%  40.67%          8.27%       8.36%        72.58%       0.00%        0.00%         18.97%
5 YEAR
OTHER
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------
TOTAL                  6.87%   637   80.08%  41.64%          2.98%       9.39%        53.98%       0.00%        0.00%         48.87%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------

                                  INDEX BUCKET

                                 DEAL SIZE
                      -------------------------------  WA LOAN
TYPE                    # LOANS      BALANCE        %  BALANCE
--------------------  ---------  -----------  -------  -------
LIBOR - 6 MONTH             864  229,403,528   84.36%  265,513
LIBOR - 1 MONTH              45   16,853,839    6.20%  374,530
FIXED RATE                  160   25,690,277    9.45%  160,564
                                                0.00%
                                                0.00%
                                                0.00%
                                                0.00%
OTHER                                           0.00%
                      ---------  -----------  ------   -------
TOTAL                     1,069  271,947,644  100.00%  254,394
                      ---------  -----------  ------   -------

                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      --------------------------------------------------------------------------------------------------------------
TYPE                     WAC  FICO     %LTV   % DTI  NON - PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
--------------------  ------  ----  -------  ------  -------------  ----------  ------------  ----------  -----------  -------------
LIBOR - 6 MONTH        6.91%   628   79.62%  41.83%          2.56%       9.65%        55.11%       0.00%        0.00%         50.59%
LIBOR - 1 MONTH        5.27%   733   82.86%  41.38%          2.82%       7.11%        24.09%       0.00%        0.00%        100.00%
FIXED RATE             7.56%   655   82.37%  40.14%          6.90%       8.64%        63.46%       0.00%        0.00%          0.00%




OTHER
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------
TOTAL                  6.87%   637   80.08%  41.64%          2.98%       9.39%        53.98%       0.00%        0.00%         48.87%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------

List all reset rates



                             MORTGAGE INSURANCE (MI)

                                 DEAL SIZE
                      -------------------------------  WA LOAN
TYPE                    # LOANS      BALANCE        %  BALANCE
--------------------  ---------  -----------  -------  -------
=>80 LTV WITH MI                                0.00%
>80 LTV WITHOUT MI          372   96,537,124   35.50%  259,508
<80  LTV WITH MI              -            -    0.00%
NOT COVERED BY MI           697  175,410,520   64.50%  251,665
OTHER                                           0.00%
                      ---------  -----------  ------   -------
TOTAL                     1,069  271,947,644  100.00%  254,394
                      ---------  -----------  ------   -------

                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      --------------------------------------------------------------------------------------------------------------
TYPE                     WAC  FICO     %LTV   % DTI  NON - PRIMARY  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC  INTEREST ONLY
--------------------  ------  ----  -------  ------  -------------  ----------  ------------  ----------  -----------  -------------
=>80 LTV WITH MI
>80 LTV WITHOUT MI     7.07%   648   88.15%  41.93%          3.02%       9.28%        58.26%       0.00%        0.00%         48.20%
<80  LTV WITH MI
NOT COVERED BY MI      6.76%   631   75.64%  41.49%          2.96%       9.46%        51.62%       0.00%        0.00%         49.24%
OTHER
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------
TOTAL                  6.87%   637   80.08%  41.64%          2.98%       9.39%        53.98%       0.00%        0.00%         48.87%
                      -----   ----  ------   -----   ------------   ---------   -----------   ---------   ----------   ------------


MI COVERAGE BASED                                                 LOAN-TO-VALUE (LTV)
ON FICO AND LTV      ---------------------------------------------------------------------------------------------------------------
BUCKETS              =<50  >50 =<55  >55 =<60  >60 =<65  >65 =<70  >70 =<75  >75 =<80  >80 =<85  >85 =<90  >90 =<95  >95 <100  =>100
-------------------  ----  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  -----
FICO
-------------------
        NA
        =<500
        >500 =<550
        >550 =<600
        >600 =<625
        >625 =<650
        >650 =<675
        >675 =<700
        >700 =<725
        >725 =<750
        >750 <800
        =>800

MASTER SERVICER:
BACKUP SERVICER:

                           % NAME                                   % NAME
PRIMARY SERVICER (S):  100.00% Wilshire    ORIGINATOR (S):   100.00% New Century
                    2                                    2
                    3                                    3
                    4                                    4
                    5                                    5
                    6                                    6
                    7                                    7
                    8                                    8
                    9                                    9
                   10                                   10

IF THERE ARE MORE THEN 10 SERVICERS OR ORIGINATOR PLEASE LIST THEM ALL:

                           SIGNIFICANT LOAN BREAKDOWN*

                   DEAL SIZE         LTV SIGNIFICANT LOANS (i)
             -------------------  ------------------------------
FICO            BALANCE        %                 BALANCE       %
----------   ----------  -------  ----------  ----------  ------
NA                    -    0.00%                       -   0.00%
=<500           169,464    0.06%                       -   0.00%
>500 =<520    7,676,856    2.82%                 422,963   0.16%
>520 =<540   15,118,925    5.56%               3,146,731   1.16%
>540 =<560   17,606,203    6.47%               4,628,079   1.70%
>560 =<580   11,925,515    4.39%               5,373,358   1.98%
>580 =<600   25,172,596    9.26%               9,004,359   3.31%
>600 =<620   29,121,812   10.71%     LOAN     11,817,653   4.35%
>620 =<640   27,896,330   10.26%      TO       9,176,422   3.37%
>640 =<660   38,991,921   14.34%    VALUE     11,825,881   4.35%
>660 =<680   30,156,767   11.09%  (LTV) > 80  13,021,474   4.79%
>680 =<700   23,660,031    8.70%              10,067,338   3.70%
>700 =<750   30,771,824   11.32%              10,929,687   4.02%
=>750        13,679,399    5.03%               7,123,179   2.62%
            -----------  -------  ----------  ----------  ------
TOTAL       271,947,644  100.00%   FLOW -->   96,537,124  35.50%

            DOC SIGNIFICANT LOANS (ii)     DTI SIGNIFICANT LOANS (iv)   PROPERTY SIGNIFICANT LOANS (iii)
            -------------------------   ------------------------------  --------------------------------
FICO                   BALANCE      %                  BALANCE       %                BALANCE         %
----------  ---------  -------  -----   ---------  -----------  ------  ---------   ----------   ------
NA                           -  0.00%                        -   0.00%                      -     0.00%
=<500                        -  0.00%                        -   0.00%                      -     0.00%
>500 =<520                   -  0.00%                3,958,196   1.46%                280,335     0.10%
>520 =<540                   -  0.00%                8,929,550   3.28%                677,675     0.25%
>540 =<560                   -  0.00%               11,369,155   4.18%                706,826     0.26%
>560 =<580                   -  0.00%                8,179,027   3.01%                868,478     0.32%
>580 =<600                   -  0.00%               15,955,403   5.87%              1,365,076     0.50%
>600 =<620   ALL NO          -  0.00%    DEBT TO    18,134,160   6.67%     ALL      2,152,690     0.79%
>620 =<640  DOC, NO          -  0.00%    INCOME     17,673,331   6.50%  PROPERTY    2,281,181     0.84%
>640 =<660   RATIO           -  0.00%   (DTI) >40   25,631,495   9.43%   TYPES      4,373,696     1.61%
>660 =<680    AND            -  0.00%               22,383,395   8.23%   EXCEPT     2,635,140     0.97%
>680 =<700    NINA           -  0.00%               14,640,782   5.38%     SF       4,892,092     1.80%
>700 =<750                   -  0.00%               21,320,579   7.84%    AND       3,487,706     1.28%
=>750                        -  0.00%                9,390,606   3.45%    PUD       1,824,447     0.67%
            ---------  -------  -----   ---------  -----------  ------  ---------   ----------   ------
TOTAL        FLOW -->        -  0.00%    FLOW -->  177,565,677  65.29%  FLOW -->                  9.39%

BUCKETS SHOULD FLOW FROM ONE SIGNIFIER TO THE NEXT SIGNIFIER SEE DIAGRAM BELOW FOR FLOW CHART:


Aggregate Collateral
          |
           ---------    LTV Significant Loans
                                 /
                        Doc Significant Loans
                                 /
                        DTI Significant Loans
                                 /
                     Property Significant Loans


*     Cells in red font are calculations and should be left alone.

(i)   Loans with LTV >80 should be placed in each corresponding bucket

(ii) Significant Documentation should consist of No doc, No Ratio and NINA loans.

(iii) Property Significant loans will consist of everything that is not Single Family and (PUD).

(iv)  DTI Significant loans should consist of loans with a DTI >40